Exhibit 10.47

EQUIPMENT FINANCE AGREEMENT

American Express Business Finance Corporation (“Secured Party”)

600 Travis Street, Suite 1300

Houston, TX  77002

PHONE  800-745-9292        FAX  866-878-7866

Agreement Number:  412209/809094

A. Debtor:	Supplier:
Schlotzsky’s Inc.	See attached invoice(s) or equipment list for Supplier information
203 Colorado Street
Austin, TX 78701
(512) 236-3620

B.                                    Collateral (Quantity, Description & Serial No.)

See attached invoice(s)  or equipment list (“Collateral”)

Location: 203 Colorado Street, Sustin, TX  78701

C.                                    Schedule of Payments:

Initial Term (In Months):	60
Total Number of Payments:	60
Amount of Each Payment ($):	10,186.11
Total Initial Payment ($):	10,586.11
First ($):	10,186.11
Last ($):	0.00
Doc. Fee ($):	200.00
Deposit ($):	0.00

D.                                    DISCLAIMER OF WARRANTIES AND CLAIMS:  LIMITATION OF REMEDIES.  THERE ARE NO WARRANTIES BY OR ON BEHALF OF SECURED PARTY AND NEITHER THE SUPPLIER NOR ANY OTHER PARTY IS SECURED PARTY’S AGENT. DEBTOR ACKNOWLEDGES AND AGREES BY ITS SIGNATURE BELOW AS FOLLOWS:  (A) SECURED PARTY MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE COLLATERAL, ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PURPOSE, ITS DESIGN, ITS CONDITION, ITS CAPACITY, ITS QUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE COLLATERAL; (B) DEBTOR ACCEPTS COLLATERAL “AS IS” AND WITH ALL FAULTS;  (C) DEBTOR ACKNOWLEDGES THAT THE COLLATERAL WILL BE USED SOLELY FOR COMMERCIAL OR BUSINESS PURPOSES; (D) IF THE COLLATERAL IS NOT PROPERLY INSTALLED, DOES NOT OPERATE AS REPRESENTED OR WARRANTED BY THE SUPPLIER OR MANUFACTURER, OR IS UNSATISFACTORY FOR ANY REASON, REGARDLESS OF CAUSE OR CONSEQUENCE, DEBTOR’S ONLY REMEDY, IF ANY, SHALL BE AGAINST THE SUPPLIER OR MANUFACTURER OF THE COLLATERAL AND NOT AGAINST SECURED PARTY; (E) DEBTOR SHALL HAVE NO REMEDY FOR CONSEQUENTIAL OR INCIDENTAL DAMAGES AGAINST SECURED PARTY; AND (F) NO DEFECT, DAMAGE OR UNFITNESS OF THE COLLATERAL FOR ANY PURPOSE SHALL RELIEVE DEBTOR OF THE OBLIGATION TO MAKE PAYMENTS OR RELIEVE DEBTOR OF ANY OTHER OBLIGATION UNDER THIS AGREEMENT.

E.                                      Amendments: No term or provision of this Agreement may be amended, altered, waived or discharged except by a written instrument signed by all parties to this Agreement.

THIS AGREEMENT, THE TERMS OF WHICH HAVE BEEN FREELY NEGOTIATED BY EACH PARTY, IS SUBJECT TO THE TERMS AND CONDITIONS ON THE REVERSE SIDE OR FOLLOWING PAGE WHICH ARE MADE A PART HEREOF AND WHICH DEBTOR AND SECURED PARTY ACKNOWLEDGE THEY HAVE READ AND ACCEPTED.

THIS IS A NON-CANCELABLE AGREEMENT.

Secured Party:	American Express Business Finance Corporation	Debtor:	Schlotzsky’s, Inc.
By:	/s/ M.A. OWEN	By:	/s/ JOHN C. WOOLEY
Title:	Team Leader	Print Name:	John C. Wooley
		Title:	CEO and President

Certificate of acceptance: The undersigned Debtor certifies to Secured Party that all items of Collateral referred to above or on the attachment(s) hereto have been received and irrevocably accepted by the Debtor and were at the time of receipt in good order and condition and acceptable to use.  Debtor approves payment by Secured Party to the Supplier.  Debtor hereby certifies that Secured Party has fully and satisfactorily performed all covenants and conditions to be performed by it under the Agreement.  Debtor agrees to enforce, in its own name, all warranties, agreements or representations, if any, which may be made by the Supplier in respect to the Collateral.

/s/ JOHN C. WOOLEY
Signature	Date

REQUEST FOR ELECTRONIC PAYMENT

Please attach a voided check from the account to be debited

The undersigned hereby authorizes and requests Secured Party to initiate electronic debit entries (and credit entries and adjustments for any debit entries in error) or affect a charge by any other commercially accepted practice to the account indicated below in the financial institution named below (“Depository”).  The undersigned hereby authorizes and requests the Depository to honor the debit and/or credit entries initiated by Secured Party.  This authorization is for payments due under the referenced Agreement. This authority is to remain in force until such time as all amounts due under the Agreement are paid in full or until Secured Party and Depository have received written notification from the undersigned terminating this authorization in such time and manner as to afford Secured Party and Depository a reasonable opportunity to act on it.

Customer Name Printed: Schlotzsky’s, Inc.	Agreement Number: 412209/809094
Depository Name and Branch:	Account Number:
Depository Address (city & state):
Depository Telephone Number:	Customer Signature:

1

TERMS AND CONDITIONS

Agreement Number:  412209/809094

1.                                      Definitions; Reports:  The words “you” and “your” refer to the DEBTOR, its successors and assigns, as shown on the reverse side or preceding page, as applicable (the “first page”).  The words “we”, “us” and “our” refer to the SECURED PARTY, its successors and assigns, as shown on the first page. You authorize us and our designees to obtain investigative credit reports, regarding you and each guarantor, from a credit bureau or a credit agency and to investigate the references given on any statement or data obtained and to share such reports with others.

2.                                      Acceptance: We agree to lend to you, and you agree to borrow from us, an amount for the purchase of: equipment, items, products, software, services, and other personal property described or referenced on the first page (“Collateral”), for the term shown on the first page (“Initial Term”), which shall commence on the commencement of Secured Party’s billing cycle following the funding of the loan evidenced by the Agreement (the “Loan”).  We shall have no obligations hereunder until we accept and sign this Agreement at our offices.  If this Agreement is executed by you and thereafter sent to us by facsimile transmission, then until such time as we have received the Agreement with your manual signature thereon, such facsimile transmission shall constitute, upon acceptance and execution by us in our offices, the original Agreement and chattel paper and shall be admissible for all purposes as the original Agreement.  You agree to promptly forward to us the Agreement with your manual signature thereon and upon receipt by us, the Agreement with your manual signature thereon shall constitute the chattel paper in lieu of such facsimile transmission.

3.                                      Security Interest: You hereby grant to us a security interest under the Uniform Commercial Code (“UCC”) in the property described or referenced as Collateral and all accessions and additions thereto and replacements thereof and all proceeds and products of the foregoing (collectively, the “Collateral” and individually an “Item” or “Item of Collateral”).  Such security interest is granted to secure payment and performance by you of your obligations hereunder and under any other present or future agreement with us.

4.                                      Payments: You promise to pay us the payments shown on the same page, in advance, commencing as of the first day of the Initial Term and continuing on the first day of each (each, a “Payment) month in which a payment is due (each day a Payment is due hereunder a “Payment Date”), without need of an invoice; provided, as indicated in the Schedule of Payments, the payments included in the Total Initial Payment shall be paid upon your execution of this Agreement.  We reserve the right to adjust the payment shown in the Schedule of Payments, by up to 10% to reflect changes in the final amounts paid to the Supplier or amount borrowed.  Any such adjustment shall be reflected on a subsequent invoice to be sent to you within 30 days.  If the contemplated transaction is not consummated, the Total Initial Payment may be retained, by us, as partial compensation for costs and expenses incurred in preparation for the transaction.  On second Payment Date in addition to the Payment due on such date you agree to pay us an amount equal to 1/30th of the Payment Amount for each day from and including the date the loan is funded to but excluding the first day of the Interim Term.  Your obligation to make payments and pay other amounts hereunder is absolute and unconditional and not subject to abatement, reduction or set-off for any reason whatsoever. The Initial Term shall continue for the number of months indicated on the first page. The Deposit shown on the first page shall not bear interest and we may apply the Deposit to cure any default, in which event you will promptly restore the Deposit to its full amount.  After all of the obligations under this Agreement are fully paid and performed, any remaining balance of the Deposit shall be refunded to you.  Provided that no event of default has occurred or is continuing, Lessee may terminate this EFA at any time on or before the 30th day following the date of this Addendum by making a cash payment in the amount of $494,712.03; or terminate this EFA 30 days after but before the 60th day following the date of this Addendum by making a cash payment in the amount of $489,371.18; or terminate this EFA after the 60th day but before the 90th day following the date of this Addendum by making a cash payment in the amount of $483,976.92.

5.                                      Location: You agree to maintain records showing the location of each item of Collateral.  You shall report such location to us upon our request.  Your failure, to maintain records showing the location of each item of Collateral and/or to report the location of each item of Collateral shall constitute a default.

6.                                      Maintenance; Installation: You are responsible for installing and keeping the Collateral in good working order. You shall not make any alterations, additions or improvements to the Collateral, which detract from its economic value or functional utility.  All additions and improvements made to the Collateral shall be deemed accessions thereto, and shall not be removed if removal would impair the Collateral’s economic value or functional utility.  If the Collateral is damaged or lost, you agree to continue making scheduled payments unless you pay the Casualty Value pursuant to Section 13.

7.                                      Insurance:  You agree to keep the Collateral fully insured against loss until this Agreement is paid in full and to have us named as loss payee. You also agree to obtain a general public liability insurance policy, with minimum limits of $100,000/$300,000 for bodily injury and $50,000 for property damage,  from anyone who is acceptable to us. You agree to provide us with certificates or other evidence of insurance acceptable to us, before the Initial Term begins, and during the term.  If at any time you have failed to deliver to us a valid certificate of insurance reflecting such insurance as being in effect, then we will have the right, but no obligation, to have such insurance protecting us placed for the term of the Agreement at your expense; and if so placed, we will add to your payment and you will pay us our costs of obtaining such insurance and any customary charges or fees of ours or our designee associated with such insurance together with interest thereon at the maximum rate permitted by applicable law.

8.                                      Taxes and Fees: You agree to pay when due or reimburse us for all taxes, fees, fines and penalties relating to use or ownership of the Collateral or to this Agreement, including documentary stamp taxes, now or hereafter imposed, levied or assessed by any federal, state or local government or agency.  If any federal, state, county or local government or agency requires any taxes, charges or fees to be paid in advance, and we pay such taxes, charges or fees, we reserve the right to adjust the payment shown in the Schedule of Payments, to reflect the payment of such taxes, charges or fees.  Any such adjustment shall be reflected on a subsequent invoice to be sent to you within 30 days.

9.                                      Personal Property:  The Collateral will be and shall remain personal property and, if requested by us, you will obtain real property waivers satisfactory to us.  You shall keep the Collateral free from any and all liens and encumbrances.  You shall give us immediate notice of any attachment or other judicial process, liens or encumbrances affecting the Collateral. You hereby authorize us and appoint us as your attorney-in-fact with the power of attorney to file this Agreement and any financing statement(s) or security agreement(s) with respect to the Collateral in any state in the United States. You further authorize us to file this Agreement and such financing statements or security agreements without your signature thereon. If your signature on any financing statement is required by law, you shall execute such supplemental instruments and financing statements we deem to be necessary and advisable and shall otherwise cooperate to defend our title by filing or otherwise.  You also agree to pay us on demand filing, registration and releasing fees prescribed by the UCC or other law.  Any Collateral that is subject to title registration laws shall be titled and registered as directed by us.

10.                               Default; Remedies: If you do not pay when due or if you breach or fail to perform any of your other covenants and promises under this Agreement or any other agreement entered into by you and held or serviced by us or if you declare bankruptcy or insolvency or if you terminate your entity existence or take any actions regarding the cessation or winding up of your business affairs, you will be in default. If you are in default, at our election, we can accelerate and require that you pay, as reasonable liquidated damages for loss of bargain, the “Accelerated Balance”.  The Accelerated Balance will be equal to the total of (i) accrued and unpaid amounts, and (ii) the remaining payments. We can also pursue any of the remedies available to us under the UCC or any other law. In addition, you agree to pay our reasonable attorneys’ fees and actual costs including repossession and collection costs, and all non-sufficient funds charges and similar charges.

11.                               Late Charge:  If any part of a payment is late, you agree to pay a late charge equal to the lesser of (a) the greater of 10% of the payment or $25.00 or (b) the maximum amount permitted by applicable law.

12.                               Assignment; Inspection:  YOU HAVE NO RIGHT TO SELL, TRANSFER, ASSIGN, LEASE OR ENCUMBER THE COLLATERAL OR THIS AGREEMENT.  We may sell, transfer, assign, or encumber this Agreement.  You agree that if we sell, transfer, assign, or encumber this Agreement, the assignee will have the rights and benefits that we assign to the assignee and will not have to perform any of our obligations.  You agree that the rights of the assignee will not be subject to any claims, defenses or set-offs that you may have against us.  We and our agents and representatives shall have the right at any time during regular business hours to inspect the Collateral and for that purpose to have access to the location of the Collateral.

13.                             Risk of Loss:  You hereby assume and shall bear the entire risk of loss, theft, damage and destruction of the Collateral from any cause whatsoever and no loss, theft, damage or destruction of the Collateral shall relieve you of the obligation to make scheduled payments or any other obligation under this Agreement, and this Agreement shall remain in full force and effect except as provided below.  You shall promptly notify us in writing of such loss, theft, damage or destruction.  If damage of any kind occurs to any item of Collateral, you, at our option, shall at your expense (a) place the item in good repair, condition or working order, or (b) if the Collateral cannot be repaired or is lost, stolen or suffers a constructive loss under an insurance policy covering the Collateral, pay to us the “Casualty Value.”  The Casualty Value will be equal to the total of (i) accrued and unpaid amounts, and (ii) the remaining payments discounted to present value using the Federal Funds rate as of the date of payment.

14.                               Choice of Law; Consent to Jurisdiction; Venue: This Agreement shall be interpreted, and all rights and liabilities of the parties hereto and thereunder shall be determined and governed as to validity, interpretation, enforcement and effect, by the laws of the State of California.  Without limiting the right of Secured Party to bring any action or proceeding against Debtor in the courts of other jurisdictions, Debtor hereby irrevocably submits to the jurisdiction of any State or Federal court located in California or in any other state where Secured Party has an office.  Secured Party and Debtor expressly waive any right to a trial by Jury.

15.                               Miscellaneous:  During the term of this Agreement, you agree to provide us with all financial statements and copies of federal or state tax returns as we may reasonably request.  If we supply you with labels, you shall label any and all items of Collateral and shall keep the same affixed in a prominent place.  If any provision hereof or any remedy herein provided is found to be invalid under any applicable law, such provision shall be inapplicable and deemed omitted, but the remaining provisions hereof, including remaining default remedies, shall be given effect in accordance with the manifest intent hereof.  You agree that any delay or failure to enforce our rights under this Agreement does not prevent us from enforcing any rights at a later time. You agree that the terms and conditions indicated above and on the first page are a complete and exclusive statement of our agreement and they may be modified only by written agreement signed by all of the parties hereto and not by course of performance. You agree that the original of this Agreement may be microfilmed or electronically duplicated and a photostatic copy of such microfilm or electronic duplication may be introduced in lieu of the original thereof and without further foundation. The parties hereto expressly waive the secondary evidence rule. You acknowledge receipt of a copy of this Agreement.  You agree that this Agreement will be binding upon your successors, assigns, heirs and legal representatives.  You agree that our waiver of any provision hereunder shall not constitute a waiver of any other matter. It is the express intent of the parties not to violate any applicable usury laws or to exceed the maximum amount of interest permitted to be charged or collected by applicable law, and any such excess payment will be applied to the payments in inverse order of maturity, and any remaining excess will be refunded to you.